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MATERIAL CONTRACTS
EXHIBIT 10.0 (VII)




                                 AMENDMENT NO. 5


AMENDMENT NO. 5 (this "Amendment"), dated as of October 8, 1998, and effective as of August 14, 1998 pursuant to Section 3 hereof, between General Electric Capital Corporation (AGE Capital"), as lender ("Lender") and agent ("Agent") under the Credit Agreement referred to below and Scott Technologies, Inc., formerly known as Figgie International, Inc. ("Borrower").

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, Borrower and GE Capital, as Lender and as Agent, have entered into a Credit Agreement, dated as of December 19, 1995 (as heretofore amended, the "Credit Agreement"; the terms defined in the Credit Agreement being used herein as therein defined, unless otherwise defined herein); and

         WHEREAS, Borrower, wishes to amend, Section 6.14 (Restricted Payments) of the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree as follows:

         SECTION 1. Amendment to Credit Agreement.
                    -----------------------------

         (a) AMENDMENT TO SECTION 6.14(b). Section 6.14(b) is hereby amended to delete the reference to A$2,000,000" therein and to substitute in lieu thereof the reference to A$15,000,000".

         SECTION 2. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Agent and Lenders as follows:

         (a) All of the representations and warranties of Borrower contained in the Credit Agreement and in the other Loan Documents are, after giving effect to this Amendment, true and correct on the date hereof as though made on such date, except to the extent that any such representation or warranty expressly relates to an earlier date, for changes permitted or contemplated by the Credit Agreement or as otherwise disclosed in writing to Agent and Lenders. No Default or Event of Default has occurred and is continuing or would result from the transactions contemplated hereby.

         (b) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

         (c) This Amendment has been duly executed and delivered by Borrower and each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating or affecting creditors' rights and to general equity principles.


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         SECTION 3. EFFECTIVENESS. This Amendment shall become effective as of
August 14, 1998, provided that each of the following conditions has been satisfied on the date hereof, including the delivery to Agent of each of the documents set forth below in form and substance satisfactory to Agent:

         (a) Counterparts of this Agreement duly executed by Borrower, each Lender and Agent.

         (b) All of the representations and warranties of Borrower contained in
Section 2 hereof shall be true and correct.

         SECTION 4. GOVERNING LAW. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to conflict of laws principles thereof.

         SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.





                                        SCOTT TECHNOLOGIES, INC.
                                        (formerly known as FIGGIE
                                        INTERNATIONAL, INC.)


                                        By:          /s/
                                            --------------------------
                                            Name: Douglas A. Dimond
                                            Title: Assistant Treasurer




                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Agent and Lender




                                        By:           /s/
                                            --------------------------
                                            Name:    Charles D. Chiodo
                                            Title: Senior Vice President
                                              GE Capital Commercial Finance,Inc.
                                            Being duly authorized















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